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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 11, 2004

                           First Financial Corporation
             (Exact name of registrant as specified in its chapter)


            Indiana                    000-16759               35-1546989
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)


       P. O. Box 540 , Terre Haute, Indiana                    47808
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code    812-238-6264



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 11, 2004, the Registrant issued a press release reporting its financial results for the quarter ended June 30, 2004. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this item 12.

         The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 12 and shall not be deemed to be "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

         The exhibit to this report is as follows:

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         Exhibit No.       Description
         -----------       -----------

             99.1 Press Release, dated August 11, 2004 issued by First Financial Corporation.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST FINANCIAL CORPORATION

Dated   August 11, 2004          (s) Norman L. Lowery
                                 --------------------
                                 Norman L. Lowery
                                 Vice Chairman and Chief Executive Officer

Dated   August 11, 2004          (s) Michael A. Carty
                                 --------------------
                                 Michael A. Carty
                                 Secretary/Treasurer and Chief Financial Officer


                                Exhibit Index

Exhibit Number

     99.1              Press Release, August 11, 2004 issued by First Financial
                       Corporation